Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald Bruce, Chief Executive Officer (Principal Executive Officer) of Virpax Pharmaceuticals, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: December 7, 2023

By:	/s/ Gerald Bruce
Gerald Bruce
Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vinay Shah, Chief Financial Officer (Principal Financial and Accounting Officer) of Virpax Pharmaceuticals, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: December 7, 2023

By:	/s/ Vinay Shah
Vinay Shah
Chief Financial Officer
(Principal Financial and Accounting Officer)